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Exhibit 21

Subsidiary	State of Incorporation or Organization
3 ODELL REALTY L.L.C.	NY
3 SKY REALTY L.L.C.	NY
4 GATEHALL REALTY L.L.C.	NJ
4 SENTRY HOLDING L.L.C.	DE
4 SENTRY REALTY L.L.C.	DE
5/6 SKYLINE REALTY L.L.C.	NY
9 CAMPUS REALTY L.L.C.	NJ
11 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
12 SKYLINE ASSOCIATES L.L.C.	NY
14/16 SKYLINE REALTY L.L.C.	NY
14 COMMERCE REALTY L.L.C.	NJ
20 COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
25 COMMERCE REALTY, L.L.C.	NJ
78/PINSON PARTNERS L.L.C.	NJ
105 EISENHOWER REALTY L.L.C.	NJ
120 PASSAIC STREET L.L.C.	NJ
225 CORPORATE REALTY L.L.C.	NY
300 HORIZON REALTY L.L.C.	NJ
300 TICE REALTY ASSOCIATES L.L.C.	NJ
400 RELLA REALTY ASSOCIATES L.L.C.	NY
500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.	NJ
600 HORIZON CENTER L.L.C.	NJ
600 PARSIPPANY ASSOCIATES L.L.C.	NJ
701 SYLVAN REALTY L.L.C.	DE
704 SYLVAN REALTY L.L.C.	DE
795 FOLSOM REALTY ASSOCIATES L.P.	CA
1000 BRIDGEPORT REALTY L.L.C.	CT
1266 SOUNDVIEW REALTY L.L.C.	CT
1717 REALTY ASSOCIATES L.L.C.	NJ
AIRPORT PROPERTIES ASSOCIATES L.L.C.	NJ
BMP MOORESTOWN REALTY L.L.C.	NJ
BMP SOUTH REALTY L.L.C.	NJ

BRIDGE PLAZA REALTY ASSOCIATES L.L.C.	NJ
C.W. ASSOCIATES L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR VII LEASING ASSOCIATES L.L.C.	NJ
CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-TREE REALTY ASSOCIATES L.P.	PA
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
CALI HARBORSIDE PLAZA I (FEE) ASSOCIATES L.P.	NJ
CAMPUS CONSERVATION AND MANAGEMENT, INC.	NJ
CENTURY PLAZA ASSOCIATES L.L.C.	NJ
CLEARBROOK ROAD ASSOCIATES L.L.C.	NY
COLLEGE ROAD REALTY L.L.C.	NJ
COMMERCENTER REALTY ASSOCIATES L.L.C.	NJ
CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
CWLT ROSELAND EXCHANGE L.L.C.	NJ
D.B.C. REALTY L.L.C.	NJ
ELMSFORD REALTY ASSOCIATES L.L.C.	NY
EMPIRE STATE VEHICLE LEASING L.L.C.	NY
FIVE SENTRY REALTY ASSOCIATES L.P.	PA
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HORIZON CENTER REALTY ASSOCIATES L.L.C.	NJ
HORIZON CENTER REALTY L.L.C.	NJ
JUMPING BROOK REALTY ASSOCIATES L.L.C.	NJ
KEMBLE-MORRIS, LLC	NJ
KEYSTONE VEHICLE LEASING L.L.C.	PA
LINWOOD REALTY L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C CALIFORNIA SERVICES, INC.	DE

M-C CAPITOL ASSOCIATES L.L.C.	DE
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C PENN MANAGEMENT TRUST	MD
M-C PROPERTIES CO. REALTY L.L.C.	NJ
M-C ROCKLAND PARTNERS L.P.	NY
M-C TEXAS MANAGEMENT L.P.	TX
MACK-CALI ADVANTAGE SERVICES CORPORATION	DE
MACK-CALI AIRPORT REALTY ASSOCIATES L.P.	PA
MACK-CALI B PROPERTIES, L.L.C.	NJ
MACK-CALI BRIDGEWATER CO., L.P.	NJ
MACK-CALI BUILDING V ASSOCIATES L.L.C.	NJ
MACK-CALI BUSINESS CAMPUS ASSOCIATES, INC.	NJ
MACK-CALI CALIFORNIA DEVELOPMENT ASSOCIATES L.P.	CA
MACK-CALI CALIFORNIA PARTNERS L.P.	CA
MACK-CALI CAMPUS REALTY L.L.C.	NJ
MACK-CALI CHESTNUT RIDGE, L.L.C.	NJ
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI D.C. MANAGEMENT CORP	DE
MACK-CALI E-COMMERCE L.L.C.	DE
MACK-CALI EAST LAKEMONT L.L.C.	NJ
MACK-CALI F PROPERTIES L.P.	NJ
MACK-CALI GLENDALE LIMITED PARTNERSHIP	AZ
MACK-CALI MEADOWLANDS ENTERTAINMENT L.L.C.	NJ
MACK-CALI MEADOWLANDS SPECIAL L.L.C.	NJ
MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.	NY
MACK-CALI MORRIS REALTY L.L.C.	NJ
MACK-CALI NORTH HILLS L.L.C.	NY
MACK-CALI PENNSYLVANIA REALTY ASSOCIATES L.P.	PA
MACK-CALI PROPERTIES CO. #3 L.P.	NJ
MACK-CALI PROPERTIES CO. NO. 11, L.P.	NY
MACK-CALI PROPERTY TRUST	MD
MACK-CALI SUB XV, TRUST	MD
MACK-CALI TAXTER ASSOCIATES L.L.C.	NY
MACK-CALI TEXAS PROPERTY L.P.	TX

MACK-CALI TRS HOLDING CORPORATION	DE
MACK-CALI WILLOWBROOK COMPANY L.L.C.	NJ
MACK-CALI WOODBRIDGE II L.P.	NJ
MACK-CALI WP REALTY ASSOCIATES L.L.C.	NY
MACK-CALI-R COMPANY NO. 1 L.P.	NJ
MANHASSET ASSOCIATES L.L.C.	NY
MAPLE 4 CAMPUS REALTY L.L.C.	NJ
MAPLE 6 CAMPUS REALTY L.L.C.	NJ
MC ONE RIVER FUNDING L.L.C.	NJ
MC-CAP L.L.C.	DE
MC-SJP PINSON DEVELOPMENT, L.L.C.	DE
MC-WG, L.L.C.	CO
MID-WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.	NJ
MOORESTOWN REALTY ASSOCIATES L.L.C.	NJ
MORRIS V PARTNERS L.L.C.	NJ
MORRIS VI PARTNERS L.L.C.	NJ
MORRISTOWN TEN	NJ
MOUNT AIRY REALTY ASSOCIATES L.L.C.	NJ
MOUNTAINVIEW REALTY L.L.C.	NJ
NORTH PIER REALTY ASSOCIATES L.L.C.	NJ
OFFICE ASSOCIATES L.L.C.	NJ
ONE SYLVAN REALTY, L.L.C.	NJ
PA UTILIPRO SOLUTIONS TRUST	MD
PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.	NJ
PHELAN REALTY ASSOCIATES L.P.	CA
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.	NJ
PRINCETON JUNCTION METRO OFFICE CENTER ASSOCIATES, INC.	NJ
PRINCETON OVERLOOK REALTY L.L.C.	NJ
RAMLAND REALTY ASSOCIATES L.L.C.	NY
ROSELAND II L.L.C.	NJ
ROSELAND OWNERS ASSOCIATES L.L.C.	NJ
SENTRY PARK WEST L.L.C.	PA

SIX COMMERCE DRIVE ASSOCIATES L.L.C.	NJ
SKYLINE REALTY L.L.C.	NY
SO. WESTCHESTER REALTY ASSOCIATES L.L.C.	NY
STEVENS AIRPORT REALTY ASSOCIATES L.P.	PA
SYLVAN 701 PARTNERS L.L.C.	NJ
SYLVAN 704 PARTNERS L.L.C.	NJ
SYLVAN/CAMPUS REALTY L.L.C.	NJ
TALLEYRAND REALTY ASSOCIATES L.L.C.	NY
TERRI REALTY ASSOCIATES L.L.C.	NJ
THE HORIZON CENTER PROPERTY OWNERS ASSOCIATION, INC.	NJ
TRIAD REALTY ASSOCIATES L.L.C.	DE
TRIAD REALTY HOLDINGS L.L.C.	DE
U.S. UTILIPRO SOLUTIONS L.L.C.	DE
UTILIPRO SOLUTIONS, INC.	NJ
VAUGHN PARTNERS L.L.C.	NJ
VAUGHN PRINCETON ASSOCIATES L.L.C.	NJ
WEST AVENUE REALTY ASSOCIATES L.L.C.	CT
WESTAGE REALTY L.L.C.	NY
WHITE PLAINS REALTY ASSOCIATES L.L.C.	NY

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  Exhibit 21